UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 19, 1998
                Date of Report (Date of earliest event reported)



                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
             (Exact name of Registrant as specified in its charter)


               Delaware                  0-26954           22-3350958
(State or other jurisdiction of     Commission File      (IRS Employer
incorporation or organization)          Number)        Identification No.)



380 Allwood Road, Clifton, New Jersey                        07012
(Address of principal executive offices)                   (Zip Code)



(Registrant's telephone number, including area code)     (973) 471-1005

                                 NOT APPLICABLE
   (Former name or former address,  if changed since last report.)

ITEM 5.         Other Events

On August 19, 1998, Consolidated Delivery & Logistics, Inc. (the "Company") announced that it has commenced a private placement for the proposed sale of $20 million senior subordinated notes with attached warrants to be used primarily to fund the Company's acquisition program.



ITEM 7.         Financial Statements and Exhibits

                c.   Exhibit

                99.1    Press Release issued August 19, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:   August 19, 1998           CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                              (Registrant)




                                   By:  /s/ Albert W. Van Ness, Jr.
                                        Albert W. Van Ness, Jr.
                                        Chairman of the Board, Chief Executive
                                        Officer and Chief Financial Officer

Exhibit 99.1
FOR IMMEDIATE RELEASE,
CONTACT:
                                                      Desmond Towey
Mark Carlesimo, General Counsel                       Bernadette McLaughlin
Consolidated Delivery & Logistics, Inc.               Desmond Towey & Associates
TEL (973) 471-1005                                    TEL (212) 888-7600
FAX (973) 471-5519                                    FAX (212) 888-7686

        CONSOLIDATED DELIVERY & LOGISTICS IN MARKET TO RAISE $20 MILLION

                 *Private Placement Expands Acquisition Program*

Clifton, NJ (August 19, 1998) - Consolidated Delivery & Logistics, Inc. (NASDAQ:
CDLI) today announced that it has commenced a private placement for the proposed sale of $20 million of senior subordinated notes with attached warrants. "The senior notes will be offered privately through a placement agent to a limited number of institutional and accredited investors." This financing will augment the $15 million senior debt facility currently in place and is to be used primarily to fund the Company's acquisition program.

Albert W. Van Ness, Jr., Chairman and CEO stated, "Selecting strategically smart acquisitions is one of the Company's key goals for 1998 and 1999. Securing this additional financing, will enable the Company to continue to aggressively pursue this goal.

The notes being offered have not been, and will not be, registered under the Securities Act of 1933 or any state securities, laws and they may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements."

This press release contains certain forward-looking statements regarding future events or the future financial performance of the Company. These forward-looking statements include comments on the Company's future business development and acquisitions strategy. These forward-looking statements involve certain risks and uncertainties that may cause the actual events or results to differ materially from those indicated by such forward-looking statements. Potential risks and uncertainties include without limitation the will lack of satisfactory merger or acquisition candidates and/or have an inability to conclude acquisitions or mergers on satisfactory terms, and inability to obtain acquisition financing on satisfactory terms or other risks specified in the Company's SEC filings. No assurance can be given that any of the notes will be sold.

Consolidated Delivery & Logistics, Inc. headquartered in Clifton, New Jersey is a full service, same day ground and air delivery and logistics company with 60 offices in 23 states and the District of Columbia. The Company has nearly 3,000 employees and utilizes over 1,000 independent contractors in providing time sensitive delivery services to thousands of businesses.